EXHIBIT 10
SANDERSON FARMS, INC.
BONUS AWARD PROGRAM
(ALL SALARIED EMPLOYEES)
Effective November 1, 2006
Supercedes November 1, 2005

1

SANDERSON FARMS, INC.
Bonus Award Program
Effective Nov. 1, 2006
I. PURPOSE
          The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company’s existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:
A.	To encourage excellence and high levels of performance.

B.	To recognize the contributions of the salaried employees to the overall profitability of the Company.

C.	To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.
II. PARTICIPATION AND MAXIMUM AWARD
          The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:
A.	Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

B.	All salaried management and accounting trainees within the corporate structure.

2

SANDERSON FARMS, INC.
Bonus Award Program
III. ELIGIBILITY
EMPLOYMENT/PARTICIPATION
          Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.
DEATH, DISABILITY AND RETIREMENT
          If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee’s bonus award.
EXTRAORDINARY CIRCUMSTANCES
          Extraordinary circumstances will be subject to review by the Executive Committee.

3

SANDERSON FARMS, INC.
Bonus Award Program
IV. DETERMINATION OF AWARD AND PAYMENT
          Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders’ equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.
          In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.
          The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

4

SANDERSON FARMS, INC.
Bonus Award Program
          V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD
          All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year’s operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.
          The earnings per share objectives and the respective percentage of employees’ bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

RANK	PER SHARE RETURN*	PERCENTAGE OF AWARD
Best (1st)	$4.34	100.0%
2nd	$4.28	95.0%
3rd	$4.22	90.0%
4th	$4.16	85.0%
5th	$4.10	80.0%
6th	$4.04	75.0%
7th	$3.98	70.0%
8th	$3.92	65.0%
9th	$3.86	60.0%
10th	$3.80	55.0%
11th	$3.74	50.0%
12th	$3.68	45.0%
13th	$3.62	40.0%
14th	$3.56	35.0%
15th	$3.50	30.0%
16th	$3.44	25.0%
17th	$3.38	20.0%
18th	$3.32	15.0%
19th	$3.26	10.0%
20th	$3.20	5.0%

*	Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year’s operations. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

5

The following formula will be utilized to determine the exact dollar amount of a participant’s bonus award dependent upon EPS performance.

A	=	Gross Award

S	=	Base Salary (excluding bonus award payments and other items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

P	=	Percentage of award earned based on above schedule

M	=	Percent of salary eligible to be earned as a bonus based on EPS performance.

FORMULA

S X P X M = A
     As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders’ equity for the year exceeds eight percent (8%). Net return on average stockholders’ equity will be computed by taking the average of beginning and ending stockholders’ equity for the applicable year, and dividing that number into net income for the year.
     The percent of salary eligible to be earned as a bonus based on EPS performance (“M” in the above formula) for the fiscal year is 25%.

6

SANDERSON FARMS, INC.
Bonus Award Program
VI. PARAMETERS
     This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.
     1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.
     2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.
     3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.
     4. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

7

SANDERSON FARMS, INC.
BONUS AWARD PROGRAM
(DIVISION MANAGERS)
Effective November 1, 2006
Supercedes November 1, 2005

1

SANDERSON FARMS, INC.
Bonus Award Program
as of November 1, 2006
I. PURPOSE
          The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company’s existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:
A.	To encourage excellence and high levels of performance.

B.	To recognize the contributions of the salaried employees to the overall profitability of the Company.

C.	To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.
II. PARTICIPATION AND MAXIMUM AWARD
          The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:
A.	Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

B.	All salaried management and accounting trainees within the corporate structure.

2

SANDERSON FARMS, INC.
Bonus Award Program
III. ELIGIBILITY
EMPLOYMENT/PARTICIPATION
          Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.
DEATH, DISABILITY AND RETIREMENT
          If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee’s bonus award.
EXTRAORDINARY CIRCUMSTANCES
          Extraordinary circumstances will be subject to review by the Executive Committee.

3

SANDERSON FARMS, INC.
Bonus Award Program
IV. DETERMINATION OF AWARD AND PAYMENT
          Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders’ equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.
          In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.
          Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of your bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of your bonus will be determined by the Company’s earnings per share performance, a portion will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for the poultry division, and certain net income growth targets for managers in the foods division, all as described herein.
          The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.
          The Company’s performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

4

SANDERSON FARMS, INC.
Bonus Award Program
          V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD
          A. EPS Bonus
          All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year’s operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.
          The earnings per share objectives and the respective percentage of employees’ bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

RANK	PER SHARE RETURN*	PERCENTAGE OF AWARD
Best (1st)	$4.34	100.0%
2nd	$4.28	95.0%
3rd	$4.22	90.0%
4th	$4.16	85.0%
5th	$4.10	80.0%
6th	$4.04	75.0%
7th	$3.98	70.0%
8th	$3.92	65.0%
9th	$3.86	60.0%
10th	$3.80	55.0%
11th	$3.74	50.0%
12th	$3.68	45.0%
13th	$3.62	40.0%
14th	$3.56	35.0%
15th	$3.50	30.0%
16th	$3.44	25.0%
17th	$3.38	20.0%
18th	$3.32	15.0%
19th	$3.26	10.0%
20th	$3.20	5.0%

*	Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year’s operations. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.
The following formula will be utilized to determine the exact dollar amount of a participant’s bonus award dependent upon EPS performance.

5

A	=	Gross Award

S	=	Base Salary (excluding bonus award payments and other items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

P	=	Percentage of award earned based on above schedule

M	=	Percent of salary eligible to be earned as a bonus based on EPS performance.

FORMULA

S X P X M = A
SANDERSON FARMS, INC.
Bonus Award Program
     As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders’ equity for the year exceeds eight percent (8%). Net return on average stockholders’ equity will be computed by taking the average of beginning and ending stockholders’ equity for the applicable year, and dividing that number into net income for the year.
     The percent of salary eligible to be earned as a bonus based on EPS performance (“M” in the above formula) for the fiscal year is 25%.
               B. Performance Based Bonus
          All processing and production division managers will receive a bonus based in part upon the Company’s earnings per share performance, in part based on the Company’s overall corporate Agri Stats performance, and in part based on the performance of the complexes to which they are assigned (that is, “big bird debone” complexes (Laurel, Hammond, Hazlehurst and Collins) will be grouped and “tray pack” complexes (Texas, McComb and Georgia) will be grouped) relative to the Company’s peers and competitors as reported by Agri Stats. The overall corporate Agri Stats performance measure will be the Company’s performance relative to its peers and competitors as reported by Agri Stats in its “bottom line analysis, per head” report, net of bonus. The performance of the applicable complexes will be measured by the complexes’ combined performance relative to its peers and competitors as reported by corporate Agri Stats in its complex “operational profit analysis, per head” report, net of bonus.
          In the event of significant changes in the number of participants in any Agri Stats report, the Executive Committee may alter the places in each award category to reflect the changes in the number of participants.

6

     These managers will be paid in accordance with the following schedules:

				Corporate
		Assigned Complex		Agri Stats
	Percentage of Salary	Operations Profit		Bottom Line
	Eligible to be Earned	Report		Report
	As Bonus Based	(Per Head)		(Per Head)
	On Performance	(Percentage of		(Percentage of
	Factors	Award Earned)		Award Earned)
		(Big Bird)	(Tray Pack)
TARGET		Top 4 Places	Top 2 Places	Top 3 Places
Prod. Div. Managers	20%	50%	50%	50%
Proc. Div. Managers	20%	50%	50%	50%
By-Products Div. Mgr.	20%			100%

HIGH AVERAGE		Places 5 thru 7	Places 3 and 4	Places 4 and 5
Prod. Div. Managers	20%	33.3%	33.3%	33.3%
Proc. Div. Managers	20%	33.3%	33.3%	33.3%
By-Products Div. Mgr.	20%			66.67%

LOW AVERAGE		Places 8 thru 11	Place 5	Places 6 and 7
Prod. Div. Managers	20%	16.7%	16.7%	16.7%
Proc. Div. Managers	20%	16.7%	16.7%	16.7%
By-Products Div. Mgr.	20%			33.3%
          The division manager at the Foods Division will receive a bonus based in part upon the Company’s earnings per share performance as described on page 5 of this plan, and in part based on the Foods Division’s performance as measured by “pre-tax operating income,” and the Corporate Agri Stats Bottom Line Analysis, per head, report as described below. The final results of the Foods Division will be determined after the Company’s external auditors have completed their audit at the end of each fiscal year, which is completed approximately two months after the last day of each fiscal year end.

Percentage of
Salary
	Eligible to be		Corporate
	Earned	Target	Agri Stats
	As Bonus Based	Pre Tax	Bottom Line
	On Performance	Operating	Report
	Factors	Income	(Per Head)
Target		$14.7 Million	Top 3 Places
Division Mgr. Foods	20%	80%	20%

Average		$12.6 Million	Places 4 and 5
Division Mgr. Foods	20%	53.33%	13.33%

Low		$10.5 Million	Places 6 and 7
Division Mgr. Foods	20%	26.67%	6.66%

7

          The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:

A	=	Gross Award

S	=	Salary (excluding bonus award payments and other items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

P	=	Percentage of award earned based on performance factor

M	=	Percentage of salary eligible to be earned and paid as a bonus on performance factor.

FORMULA

S X P X M = A

8

SANDERSON FARMS, INC.
Bonus Award Program
VI. PARAMETERS
     This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.
     1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.
     2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.
     3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.
4. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

9

SANDERSON FARMS, INC.
BONUS AWARD PROGRAM
(EXECUTIVE COMMITTEE)
Effective November 1, 2006
Supercedes November 1, 2005

1

SANDERSON FARMS, INC.
Bonus Award Program
Effective Nov. 1, 2006
I. PURPOSE
          The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company’s existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:
A.	To encourage excellence and high levels of performance.

B.	To recognize the contributions of the salaried employees to the overall profitability of the Company.

C.	To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.
II. PARTICIPATION AND MAXIMUM AWARD
          The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:
A.	Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

B.	All salaried management and accounting trainees within the corporate structure.
          The maximum bonus award achievable will vary depending on the employee’s position in the Company.

2

SANDERSON FARMS, INC.
Bonus Award Program
III. ELIGIBILITY
EMPLOYMENT/PARTICIPATION LEVEL
          Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.
DEATH, DISABILITY AND RETIREMENT
          If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee’s bonus award.
EXTRAORDINARY CIRCUMSTANCES
          Extraordinary circumstances will be subject to review by the Executive Committee.

3

SANDERSON FARMS, INC.
Bonus Award Program
IV. DETERMINATION OF AWARD AND PAYMENT
          Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders’ equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.
          In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than those management level employees specifically described in this program, this will be the sole basis for determining bonus awards.
          Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of such employees’ bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of such employees’ bonus will be determined by the Company’s earnings per share performance, a portion of such employees’ bonus will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for the poultry division, and certain net income growth targets for managers in the foods division, all as described herein.
          The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.
          The Company’s performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

4

SANDERSON FARMS, INC.
Bonus Award Program
          V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD
          A. All salaried employees
          All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year’s operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.
          The earnings per share objectives and the respective percentage of employees’ bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

RANK	PER SHARE RETURN*	PERCENTAGE OF AWARD
Best (1st)	$4.34	100.0%
2nd	$4.28	95.0%
3rd	$4.22	90.0%
4th	$4.16	85.0%
5th	$4.10	80.0%
6th	$4.04	75.0%
7th	$3.98	70.0%
8th	$3.92	65.0%
9th	$3.86	60.0%
10th	$3.80	55.0%
11th	$3.74	50.0%
12th	$3.68	45.0%
13th	$3.62	40.0%
14th	$3.56	35.0%
15th	$3.50	30.0%
16th	$3.44	25.0%
17th	$3.38	20.0%
18th	$3.32	15.0%
19th	$3.26	10.0%
20th	$3.20	5.0%

*	Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year’s operations. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

5

The following formula will be utilized to determine the exact dollar amount of a participant’s bonus award dependent upon EPS performance.

A	=	Gross Award

S	=	Base Salary (excluding bonus award payments and other items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

P	=	Percentage of award earned based on above schedule

M	=	Percent of salary eligible to be earned as a bonus based on EPS performance.

FORMULA
S X P X M = A

6

SANDERSON FARMS, INC.
Bonus Award Program
     As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders’ equity for the year exceeds eight percent (8%). Net return on average stockholders’ equity will be computed by taking the average of beginning and ending stockholders’ equity for the applicable year, and dividing that number into net income for the year.
     For all employees other than those specifically set forth below, the percent of salary eligible to be earned as a bonus based on EPS performance (“M” in the above formula) is 25%. The management level employees set forth below shall be eligible to earn a bonus based on EPS performance equal to the percent of their salary as set forth below (“M” in the above formula):

CEO	75%

CFO,	50%
COO/President	50%
Dir.-Sales	35%
Dir.-Production	35%
Dir.-Processing	35%
          B. Executive Committee
     Bonus awards under this Bonus Award Program for the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and President, Director of Marketing, Director of Production, Director of Processing, Director of Development, the Controller, the Director of Administration, the Director of Technical Services, the Director of Sales and the Chief Financial Analyst will be granted based on a combination of earnings per share performance and general corporate performance as measured against the Company’s peers and competitors as reported by Agri Stats. For purposes of calculating bonuses awarded and paid to individuals in these positions based on operating performance, the corporate Agri Stats measure will be as reported in Agri Stats’ “bottom line analysis, per head” report, net of bonus. Awards made to these individuals based on the operating performance factor will be as follows:

7

	Percentage of Salary	Corporate Agri Stats
	Eligible to be Earned as	Bottom Line
	Bonus on Operating	Report (per head)
	Performance Factors	(Percentage of Award Earned)

TARGET		TOP 3 PLACES
CEO	75%	100%
CFO, COO,	50%	100%
Dir. Sales, Dir. Proc.	35%	100%
Dir.Prod.	35%	100%
Controller, Dir. Admn.,	25%	100%
Dir.Tech Svcs.	25%	100%
Dir. Devlop., Chief Analyst	25%	100%

HIGH AVERAGE		PLACES FOUR AND FIVE
CEO	75%	66 2/3%
CFO, COO,	50%	66 2/3%
Dir.-Sales,	35%	66 2/3%
Dir.-Prod., Dir.-Proc.	35%	66 2/3%
Controller, Dir.-Admin.,	25%	66 2/3%
Dir-Tech Svcs.	25%	66 2/3%
Dir. Develop.,Chief Analyst	25%	66 2/3%

LOW AVERAGE		PLACES SIX AND SEVEN

CEO	75%	33 1/3%
CFO, COO,	50%	33 1/3%
Dir.-Sales,	35%	33 1/3%
Dir.-Prod., Dir.-Proc.,	35%	33 1/3%
Controller, Dir.-Admin,	25%	33 1/3%
Dir-Tech Svcs.	25%	33 1/3%
Dir. Develop.,Chief Analyst	25%	33 1/3%
          In the event of significant changes in the number of participants in any Agri Stats report, the Executive Committee may alter the places in each award category to reflect the changes in the number of participants.
          The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:

A	=	Gross Award

S	=	Base Salary (excluding bonus award payments and other items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

P	=	Percentage of award earned based on performance factor

M	=	Percentage of salary eligible to be earned and paid as a bonus on performance factor.

FORMULA

S X P X M = A

8

SANDERSON FARMS, INC.
Bonus Award Program
VI. PARAMETERS
     This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.
     1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.
     2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.
     3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.
     4. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

9

SANDERSON FARMS, INC.
BONUS AWARD PROGRAM
(GENERAL OFFICE PERFORMANCE AWARDS PARTICIPANTS)
Effective November 1, 2006
Supercedes November 1, 2005

SANDERSON FARMS, INC.
Bonus Award Program
Effective Nov. 1, 2006
I. PURPOSE
     The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company’s existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:
A.	To encourage excellence and high levels of performance.

B.	To recognize the contributions of the salaried employees to the overall profitability of the Company.

C.	To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.
II. PARTICIPATION AND MAXIMUM AWARD
     The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:
A.	Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

B.	All salaried management and accounting trainees within the corporate structure.

SANDERSON FARMS, INC.
Bonus Award Program
III. ELIGIBILITY
EMPLOYMENT/PARTICIPATION
     Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.
DEATH, DISABILITY AND RETIREMENT
     If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee’s bonus award.
EXTRAORDINARY CIRCUMSTANCES
     Extraordinary circumstances will be subject to review by the Executive Committee.

SANDERSON FARMS, INC.
Bonus Award Program
IV. DETERMINATION OF AWARD AND PAYMENT
     Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders’ equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.
     In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.
     Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of your bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of your bonus will be determined by the Company’s earnings per share performance, a portion of your bonus will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for managers in the poultry division, and based on certain net income growth targets for managers in the foods division, all as described herein.
     The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.
     The Company’s performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

SANDERSON FARMS, INC.
Bonus Award Program
     V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD
     A. EPS Performance
     All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year’s operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.
     The earnings per share objectives and the respective percentage of employees’ bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

RANK	PER SHARE RETURN*	PERCENTAGE OF AWARD
Best (1st)	$4.34	100.0%
2nd	$4.28	95.0%
3rd	$4.22	90.0%
4th	$4.16	85.0%
5th	$4.10	80.0%
6th	$4.04	75.0%
7th	$3.98	70.0%
8th	$3.92	65.0%
9th	$3.86	60.0%
10th	$3.80	55.0%
11th	$3.74	50.0%
12th	$3.68	45.0%
13th	$3.62	40.0%
14th	$3.56	35.0%
15th	$3.50	30.0%
16th	$3.44	25.0%
17th	$3.38	20.0%
18th	$3.32	15.0%
19th	$3.26	10.0%
20th	$3.20	5.0%

*	Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year’s operations. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant’s bonus award dependent upon EPS performance.

A	=	Gross Award

S	=	Base Salary (excluding bonus award payments and other items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

P	=	Percentage of award earned based on above schedule

M	=	Percent of salary eligible to be earned as a bonus based on EPS performance.

FORMULA

S X P X M = A
     As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders’ equity for the year exceeds eight percent (8%). Net return on average stockholders’ equity will be computed by taking the average of beginning and ending stockholders’ equity for the applicable year, and dividing that number into net income for the year.
     The percent of salary eligible to be earned as a bonus based on EPS performance (“M” in the above formula) for the fiscal year is 25%.

          B. Performance Based Bonus
     Bonus awards under this Bonus Award Program for the Nutritionist, Veterinarian, Assistant to Director of Live Production, Corporate Chill Pack Coordinator and Quality Assurance Manager will be granted based on a combination of earnings per share performance and general corporate performance as measured against the Company’s peers and competitors as reported by Agri Stats. For purposes of calculating bonuses awarded and paid to individuals in these positions based on operating performance, the corporate Agri Stats measure will be as reported in Agri Stats’ “bottom line analysis, per head, report.” Awards made to these individuals based on the operating performance factor will be as follows:

	Percentage of Salary	Corporate Agri Stats
	Eligible to be Earned as	Bottom Line
	Bonus on Operating	Report (Per Head)
	Performance Factors	(Percentage of Award Earned)
TARGET		Top Three Places
Corp. Mgr. of Sales	20%	100%
Corp. Processing Mgr.	20%	100%
Corp. Production Mgr.	20%	100%
Nutritionist	15%	100%
Veterinarian	15%	100%
Corp. Live Prod. Asst.	15%	100%
Quality Assurance Mgr	15%	100%
Corp. Maint. Mgr.	15%	100%

HIGH AVERAGE		Places Four and Five
Corp. Mgr. of Sales	20%	66 2/3%
Corp. Processing Mgr.	20%	66 2/3%
Corp. Production Mgr.	20%	66 2/3%
Nutritionist	15%	66 2/3%
Veterinarian	15%	66 2/3%
Corp. Live Prod. Asst	15%	66 2/3%
Quality Assurance Mgr	15%	66 2/3%
Corp. Maint. Mgr.	15%	66 2/3%

LOW AVERAGE		Places Six and Seven
Corp. Mgr. of Sales	20%	33 1/3%
Corp. Processing Mgr.	20%	33 1/3%
Corp. Production Mgr.	20%	33 1/3%
Nutritionist	15%	33 1/3%
Veterinarian	15%	33 1/3%
Corp. Live Prod. Asst.	15%	33 1/3%
Quality Assurance Mgr	15%	33 1/3%
Corp. Maint. Mgr.	15%	33 1/3%
     In the event of significant changes in the number of participants in any Agri Stats report, the Executive Committee may alter the places in each award category to reflect the changes in the number of participants.
     All poultry sales managers will receive a bonus based in part upon the Company’s earnings per share performance, in part based on the Company’s overall corporate Agri Stats performance, and in part based on the performance of the complexes to which they are assigned (that is, “big bird debone” complexes (Laurel, Hammond, Hazlehurst and Collins) will be grouped and “tray pack” complexes (Georgia, Texas and McComb) will be grouped) relative to the Company’s peers and competitors as reported by Agri Stats. The overall corporate Agri Stats performance measure will be the Company’s performance relative to its peers and competitors as reported by Agri

Stats in its “bottom line analysis, per head” report. The performance of the applicable complexes will be measured by the complexes’ combined performance relative to its peers and competitors as reported by corporate Agri Stats in its complex “operations profit analysis, per head” report.

     These managers will be paid in accordance with the following schedule:

	Percentage of			Corporate
	Salary	Assigned Complex		Agri Stats
	Eligible to be	Operations Profit		Bottom Line
	Earned	Report		Report
	As Bonus Based	(Per Head) Agri Stats		(Per Head)
	On Performance	(Percentage of		(Percentage of
	Factors	Award Earned)		Award Earned)
		(Big Bird)	(Tray Pack)
TARGET		Top 4 Places	Top 2 Places	Top 3 Places
Manager Export Sales	20%	0%	0%	100.0%
Mgr. Debone/MDM Sales	20%	50%	50%	50%
Manager of Marketing	15%	0%	0%	100.0%
Corp. Export Sales Mgr.	15%	0%	0%	100.0%
Corp. Sales Managers	15%	50%	50%	50%
Corp. Debone Sales Cord.	15%	50%	50%	50%
Corp. Chill Pack Sales Cord.	15%	50%	50%	50%

HIGH AVERAGE		Places 5 thru 7	Places 3 and 4	Places 4 and 5
Manager Export Sales	20%	0%	0%	66.67%
Mgr. Debone/MDM Sales	20%	33.3%	33.3%	33.3%
Manager of Marketing	15%	0%	0%	66.67%
Corp. Export Sales Mgr.	15%	0%	0%	66.67%
Corp. Sales Managers	15%	33.3%	33.3%	33.3%
Corp. Debone Sales Cord.	15%	33.3%	33.3%	33.3%
Corp. Chill Pack Sales Cord.	15%	33.3%	33.3%	33.3%

LOW AVERAGE		Places 8 thru 11	Place 5	Places 6 and 7
Manager Export Sales	20%	0%	0%	33.3%
Mgr. Debone/MDM Sales	20%	16.7%	16.7%	16.7%
Manager of Marketing	15%	0%	0%	33.3%
Corp. Export Sales Mgr	15%	0%	0%	33.3%
Corp. Sales Managers	15%	16.7%	16.7%	16.7%
Corp. Debone Sales Cord.	15%	16.7%	16.7%	16.7%
Corp. Chill Pack Sales Coed.	15%	16.7%	16.7%	16.7%
     In the event of significant changes in the number of participants in any Agri Stats report, the Executive Committee may alter the places in each award category to reflect the changes in the number of participants.
     The Foods Sales Managers and other Foods managers set forth below will receive a bonus based in part upon the Company’s earnings per share performance as described on pages 5 and 6 of this plan, and in part based on the Foods Division’s performance as measured by “pre-tax net operating income,” and the Corporate Agri Stats Bottom Line Analysis, per head, report, as described below. The final results of the Foods Division will be determined after the Company’s external auditors have completed their audit at the end of each fiscal year, which is completed approximately two months after the last day of each fiscal year end.

	Percentage of
	Salary Eligible		Corporate
	to be earned	Target	Agri Stats
	as bonus based	Pre Tax	Bottom Line
	on Performance	Operating	Report
	Factors	Income	(Per Head)
Target		$14.7 Million	Top 3 Places
Manager Foods Div. Sales	20%	80%	20%
Foods Sales Manager	15%	80%	20%
Prod. Development Mgr.	10%	80%	20%
Research and Development Chef	10%	80%	20%
Products Application Manager	10%	80%	20%

Average		$12.6 Million	Places 4 and 5
Manager Foods Div. Sales	20%	53.33%	13.33%
Foods Sales Manager	15%	53.33%	13.33%
Prod. Development Manager	10%	53.33%	13.33%
Research and Development Chef	10%	53.33%	13.33%
Products Application Manager	10%	53.33%	13.33%

Low		$20.5 Million	Places 6 and 7
Manager Food Div. Sales	20%	26.33%	6.66%
Food Sales Manager	15%	26.33%	6.66%
Prod. Development Manager	10%	26.33%	6.66%
Research and Development Chef	10%	26.33%	6.66%
Products Application Manager	10%	26.33%	6.66%
     In the event of significant changes in the number of participants in any Agri Stats report, the Executive Committee may alter the places in each award category to reflect the changes in the number of participants.
     The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:

A	=	Gross Award

S	=	Base Salary (excluding bonus award payments and other items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

P	=	Percent age of award earned based on performance factor

M	=	Percentage of salary eligible to be earned and paid as a bonus on performance factor.

FORMULA

S X P X M = A

SANDERSON FARMS, INC.
Bonus Award Program
VI. PARAMETERS
     This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.
     1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.
     2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.
     3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.
     4. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

SANDERSON FARMS, INC.
BONUS AWARD PROGRAM
(PRODUCTION, PROCESSING AND FOODS PERFORMANCE AWARD PARTICIPANTS)
Effective November 1, 2006
Supercedes November 1, 2005

1

SANDERSON FARMS, INC.
Bonus Award Program
Effective Nov. 1, 2006
I. PURPOSE
     The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company’s existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:
A.	To encourage excellence and high levels of performance.

B.	To recognize the contributions of the salaried employees to the overall profitability of the Company.

C.	To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.
II. PARTICIPATION AND MAXIMUM AWARD
     The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:
A.	Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

B.	All salaried management and accounting trainees within the corporate structure.

2

SANDERSON FARMS, INC.
Bonus Award Program
III. ELIGIBILITY
EMPLOYMENT/PARTICIPATION
     Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.
DEATH, DISABILITY AND RETIREMENT
     If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee’s bonus award.
EXTRAORDINARY CIRCUMSTANCES
     Extraordinary circumstances will be subject to review by the Executive Committee.

3

SANDERSON FARMS, INC.
Bonus Award Program
IV. DETERMINATION OF AWARD AND PAYMENT
     Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders’ equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.
     In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.
     Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of your bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of your bonus will be determined by the Company’s earnings per share performance, a portion of your bonus will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for poultry division managers, and based on certain net income growth targets for managers in the foods division, all as described herein.
     The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.
     The Company’s performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

4

SANDERSON FARMS, INC.
Bonus Award Program
     V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD
     A. EPS Bonus
     All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year’s operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.
     The earnings per share objectives and the respective percentage of employees’ bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

RANK	PER SHARE RETURN*	PERCENTAGE OF AWARD
Best (1st)	$4.34	100.0%
2nd	$4.28	95.0%
3rd	$4.22	90.0%
4th	$4.16	85.0%
5th	$4.10	80.0%
6th	$4.04	75.0%
7th	$3.98	70.0%
8th	$3.92	65.0%
9th	$3.86	60.0%
10th	$3.80	55.0%
11th	$3.74	50.0%
12th	$3.68	45.0%
13th	$3.62	40.0%
14th	$3.56	35.0%
15th	$3.50	30.0%
16th	$3.44	25.0%
17th	$3.38	20.0%
18th	$3.32	15.0%
19th	$3.26	10.0%
20th	$3.20	5.0%

*	Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year’s operations. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

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     The following formula will be utilized to determine the exact dollar amount of a participant’s bonus award dependent upon EPS performance.

A	=	Gross Award

S	=	Base Salary (excluding bonus award payments and other items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

P	=	Percentage of award earned based on above schedule

M	=	Percent of salary eligible to be earned as a bonus based on EPS performance.

FORMULA

S X P X M = A

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          As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders’ equity for the year exceeds eight percent (8%). Net return on average stockholders’ equity will be computed by taking the average of beginning and ending stockholders’ equity for the applicable year, and dividing that number into net income for the year.
          The percent of salary eligible to be earned as a bonus based on EPS performance (“M” in the above formula) for the fiscal year is 25%.
     B. Performance Based Bonus
          All production unit managers, processing shift managers, processing managers, packing managers and shipping/preprice managers will receive a bonus based in part upon the Company’s earnings per share performance, in part based on the Company’s overall corporate Agri Stats performance, and in part based on the performance of the complexes to which they are assigned (for example, “big bird debone” complexes (Laurel, Hammond, Hazlehurst and Collins) will be grouped and “tray pack” complexes (McComb, Collins and Georgia) will be grouped) relative to the Company’s peers and competitors as reported by Agri Stats. The overall corporate Agri Stats performance measure will be the Company’s performance relative to its peers and competitors as reported by Agri Stats in its “bottom line analysis, per head” report, net of bonus. The performance of the applicable complexes will be measured by the complexes’ combined performance relative to its peers and competitors as reported by corporate Agri Stats in its complex “operational profit analysis, per head” report, net of bonus.
          These managers will be paid in accordance with the following schedule:

	Percentage of			Corporate
	Salary	Assigned Complex		Agri Stats
	Eligible to be	Operations Profit		Bottom Line
	Earned	Report		Report
	As Bonus Based	(Per Head)		(Per Head)
	On Performance	(Percentage of		(Percentage of
	Factors	Award Earned)		Award Earned)
		(Big Bird)	(Tray Pack)
TARGET		Top 4 Places	Top 2 Places	Top 3 Places
Prod. Unit Mgrs.	10%	50%	50%	50%
Proc. Plant Mgrs.	10%	50%	50%	50%
Proc. Shift Mgrs.	10%	50%	50%	50%
Processing Mgrs.	10%	50%	50%	50%
Packing Mgrs.	10%	50%	50%	50%
Ship/Preprice/Mgrs.	10%	50%	50%	50%

HIGH AVERAGE		Places 5 thru 7	Places 3 and 4	Places 4 and 5
Prod. Unit Mgrs.	10%	33.3%	33.3%	33.3%
Proc. Plant Mgrs.	10%	33.3%	33.3%	33.3%
Proc. Shift Mgrs.	10%	33.3%	33.3%	33.3%
Processing Mgrs.	10%	33.3%	33.3%	33.3%
Packing Mgrs.	10%	33.3%	33.3%	33.3%
Ship/Preprice/Mgrs.	10%	33.3%	33.3%	33.3%

LOW AVERAGE		Places 8 thru 11	Place 5	Places 6 and 7
Prod. Unit Mgrs.	10%	16.7%	16.7%	16.7%
Proc. Plant Mgrs.	10%	16.7%	16.7%	16.7%
Proc. Shift Mgrs.	10%	16.7%	16.7%	16.7%
Processing Mgrs.	10%	16.7%	16.7%	16.7%
Packing Mgrs.	10%	16.7%	16.7%	16.7%

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     In the event of significant changes in the number of participants in any Agri Stats report, the Executive Committee may alter the places in each award category to reflect the changes in the number of participants.
     At the Foods Division, the Production Manager will receive a bonus based in part upon the Company’s earnings per share performance as described on pages 5 and 6 of this plan, and in part based on the Foods Division’s performance as measured by “pre-tax net operating income,” and the Corporate Agri Stats Bottom Line Analysis, per head, report. The final results of the Foods Division will be determined after the Company’s external auditors have completed their audit at the end of each fiscal year, which is completed approximately two months after the last day of each fiscal year end.

Percentage of
	Salary Eligible		Corporate
	to be earned	Target	Agri Stats
	as bonus based	Pre Tax	Bottom Line
	on Performance	Operating	Report
	Factors	Income	(Per Head)
Target		$14.7 Million	Top 3 Places
Production Manager	10%	80%	20%

Average		$12.6 Million	Places 4 and 5
Production Manager	10%	53.33%	13.33%

Low		$10.5 Million	Places 6 and 7
Production Manager	10%	26.67%	6.66%
     The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:

A	=	Gross Award

S	=	Base Salary (excluding bonus award payments and other items of miscellaneous income) of the Participant during that portion of the year in which he or she was employed in a designated position.

P	=	Percentage of award earned based on performance factor

M	=	Percentage of salary eligible to be earned and paid as a bonus on performance factor.

FORMULA

S X P X M = A

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SANDERSON FARMS, INC.
Bonus Award Program
VI. PARAMETERS
     This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.
     1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.
     2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.
     3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.
     4. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

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